Exhibit T3A.2.4

Val : 12/31/1997 – 59930

$410.00 on 12/31/1997

Draw – 12/31/1997 – 9

FILED
STATE OF WASHINGTON

DEC 31 1997

RALPH MUNRO
SECRETARY OF STATE

ARTICLES OF INCORPORATION
OF
5277 ASSOCIATES, INC.

ARTICLE I

Name

The name of the corporation (the "Corporation") is 5277 ASSOCIATES, INC.

ARTICLE II

Authorized Shares

The total authorized number of shares of the Corporation is Ten Thousand (10,000) shares of common stock.

ARTICLE III

Directors

The number of directors of the Corporation and the manner in which such directors are to be elected shall be as set forth in the bylaws. The names and addresses of the initial directors are:

Name	Address
Franklin Brown	30 Hunter Lane Camp Hill, Pennsylvania 17011

Elliot Gerson	30 Hunter Lane Camp Hill, Pennsylvania 17011

Frank Bergonzi	30 Hunter Lane Camp Hill, Pennsylvania 17011

The terms of the initial directors shall expire at the first shareholders' meeting at which directors are elected.

ARTICLE IV

Shareholders' Rights

1.            Shareholders of the Corporation have no preemptive rights to acquire additional shares issued by the Corporation.

2.            Holders of common stock shall be entitled to receive the net assets of the Corporation upon dissolution.

ARTICLE V

Voting Rights

1.            Holders of common stock shall have unlimited voting rights.

2.            At each election of directors, every shareholder entitled to vote at such election has the right to vote the number of shares of stock held by such shareholder for each of the directors to be elected. No Cumulative voting for directors shall be permitted.

ARTICLE VI

Limitation of Liability of Directors

No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for his or her conduct as a director, which conduct takes place on or after the date this Article becomes effective, except for (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director, (ii) conduct violating RCW 23B.08.310, or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If, after this Article becomes effective, the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be deemed eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any amendment to or repeal of this Article shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. This provision shall not eliminate of limit the liability of a director for any act or omission occurring prior to the date this Article becomes effective.

ARTICLE VII

Registered Office

The address of the registered office of the Corporation is 4700 Two Union Square, 601 Union Street, Seattle, Washington 98101-2346, and the name of the registered agent at such address is Bogle & Co.

ARTICLE VIII

Incorporator

The name and address of the incorporator is:

Name	Address

Dan P. Hungate	Two Union Square 601 Union Street Seattle, Washington 98101-2346

ARTICLE IX

Amendment of Articles

The Corporation reserves the right of amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on shareholders and directors are subject to this reserved power.

DATED: December 30, 1997.

/s/ Dan P. Hungate
Dan P. Hungate, Incorporator

CONSENT TO APPOINTMENT AS REGISTERED AGENT

The undersigned, a duly elected officer of BOGLE & CO., hereby consents to the appointment of BOGLE & CO. as registered agent, in the State of Washington, for the following corporation (the "Corporation"):

5277 ASSOCIATES, INC.

It is understood that as agent for the Corporation, it will be the responsibility of Bogle & Co. to accept Service of Process in the name of the Corporation; to forward all mail and license renewals to the appropriate officer(s) of the Corporation; and to immediately notify the Office of the Secretary of State of Bogle & Co.'s resignation or of any changes in the address of the registered office of the Corporation for which Bogle & Co. is agent.

BOGLE & CO.

December 30, 1997.	By:	/s/ Elizabeth M. Stone
Elizabeth M. Stone
Legal Assistant

Bogle & Co.
4700 Two Union Square
601 Union Street
Seattle, Washington 98101-2346

I, Kim Wyman, Secretary of State of the State of Washington and custodian of its seal, hereby certify the foregoing is a true and accurate copy of the record on file in this office.

Nov 27 2018

Given under my hand and the Seal of the State of Washington in Olympia, the State Capital.
[SEAL]
Total Pages: 5	/s/ Kim Wyman

STATE of WASHINGTON	SECRETARY of STATE

Corporation Name:

5277 ASSOCIATES, INC.

% BOGLE & CO

601 UNION ST # 4700

SEATTLE WA 98101-2346

U.B.I. Number:

601 842 139

CANCELLED

REINSTATED   9-21-99.

CERTIFICATE OF
ADMINISTRATIVE DISSOLUTION

In accordance with, RCW 23B.14.210, the above corporation is hereby administratively dissolved as of March 22, 1999.

This action was taken due to the failure of the corporation to file an annual list of officers/license renewal within the time set forth by law.

A copy of this certificate is on file in this office:

Corporations Division

Office of the Secretary of State

505 E. Union Avenue PM-21

Olympia, Washington 98504-0419

(360) 753-7115

2572 6639

Given under my hand and the seal of the State of Washington at Olympia, the State Capital.

/s/ Ralph Munro
Ralph Munro, Secretary of State

I, Kim Wyman, Secretary of State of the State of Washington and custodian of its seal, hereby certify the foregoing is a true and accurate copy of the record on file in this office.

Nov 27 2018

Given under my hand and the Seal of the State of Washington in Olympia, the State Capital.
[SEAL]
Total Pages: 1	/s/ Kim Wyman

STATE of WASHINGTON

SECRETARY of STATE

I, RALPH MUNRO, Secretary of State of the state of Washington and custodian of its seal, hereby issue this

CERTIFICATE OF REINSTATEMENT

to

5277 ASSOCIATES, INC.

a Washington Profit corporation.

An Application for Reinstatement was approved and filed for record in this office as of the date indicated below.

UBI Number: 601 842 139	Date: September 21, 1999

[SEAL]	Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

/s/ Ralph Munro
Ralph Munro, Secretary of State

601 842 139

STATE of WASHINGTON	SECRETARY of STATE

Corporations Division • 505 E. Union Avenue • PO Box 40234 • Olympia, WA 98504-0234 • 360/753-7115 • Fax 360/664-0055

FILED STATE OF WASHINGTON

SEP 21 1999

RALPAH MUNRO SECRETARY OF STATE

APPLICATION FOR REINSTATEMENT

OF A

DOMESTIC (WASHINGTON) CORPORATION

RCW 23B.14.220

Pursuant to RCW 23B.14.220 of the Washington Business Corporation Act, the undersigned corporation applies for reinstatement and states the following:

1)	This form must be submitted along with corporate reinstatement report and Appropriate fees.

2)	The corporate name on the date of administrative dissolution was: 5277 ASSOCIATES, INC.

3)	The date of administrative dissolution was: March 22, 1999

4)	The corporate name listed above meets the requirements of RCW 23B.04.010. If the corporate name no longer meets these requirements, Articles of Amendment are included with the reinstatement application.

5)	The following is an explanation to show that the grounds for administrative dissolution either did not exist or have been eliminated. (Check one or more of the following statements):

☐	The license fees are hereby tendered.

☐	NSF/Account closed fees are hereby tendered.

☒	The annual report (list of officers/directors) has been completed and is hereby submitted for filing.

☐	Their registered agent and/or registered office address in Washington has been designated on the corporate reinstatement report. (If the registered agent is other than the agent at the time of dissolution, the written consent of the new registered agent must appear in the space provided.)

/s/ Joseph Speaker

Joseph Speaker

Senior V.P. and Treasurer

Signature of Officer or Chairman of Board of Directors	Date

Val: 09/21/1999 – 29298
$196.50 on 09/21/21999
Check – 09/20/1999 – 1608200

284-1441. 0
1999

PRJ $100.50

STATE of WASHINGTON — SECRETARY of STATE

CORPORATE REINSTATEMENT REPORT

Corporate Name and Registered Agent / Office Address
8277 ASSOCIATES, INC.
BOGLE & CO
601 UNION ST #4700
SEATTLE WA 98101 2346

CORPORATE ACCOUNT # 2-572863-9
UNIFIED BUSINESS IDENTIFIER 601 842 139
STATE OF INCORPORATION WA
DATE OF INCORPORATION 12/31/1997

STATEMENT OF FEES		
RENEWAL PERIOD	BACK FEES/PENALTIES DUE	REINSTATEMENT FEE
01/01/98-12/31/99	96.50	100.00
TOTAL AMOUNT NOW DUE TO REINSTATE		$196.50

IF REGISTERED AGENT OR ADDRESS HAS CHANGED, COMPLETE THIS SECTION - These actions have been authorized by the Board of Directors.

New Registered Agent's Name ____ (Please Type or Print) New Agent's Consent to Appointment ____ (Signature of newly appointed Agent)

New Registered Office Address ____ (Exact Address) City ____ WA ____ (zip code) Effective Date ____

Please Note: A Post Office Box may only be used in conjunction with a physical street address, and must be located in the same city.

ANNUAL REPORT SECTION - FILL IN COMPLETELY - TYPE OR PRINT IN BLACK INK

Address of principal place of business in WA 5700 100th Street, S.W., Tacoma, WA 98499-2730 (Include Street, City, State & ZIP code)

Telephone Number of Corporation (____) ____

Briefly describe the affairs the corporation is conducting in the state of Washington Drug Store Retail

List NAMES AND ADDRESS(ES) of corporate officers and directors (attach additional list, if needed.)

President SEE ATTACHED
Name Address City State Zip

Vice-Pres ____
Name Address City State Zip

Secretary ____
Name Address City State Zip

Treasurer ____
Name Address City State Zip

Chair Bd. Directors ____
Name Address City State Zip

Directors ____
Name Address City State Zip

____
Name Address City State Zip

(Signature) I. Lawrence Gelman, Vice President & Sec. (Type or Print Name and Title) 9/17/99 (Date)

Document must be signed by either Chair of the Board of Directors or by an officer listed above.
Make checks payable to the Secretary of State and return to: Corporations Division, Office of the Secretary of State, 505 E Union, 2nd Floor, P.O. Box 40234, Olympia, WA 98504-0234.

BV Date: 09/17/99 3:44 PM
PRI

Check - 09/20/1999 - 16002206
Val: 09/21/1999 - 29298
196.50 on 09/21/1999

ATTACHMENT
5277 ASSOCIATES, INC.
601 842 139

OFFICERS

President	Charles R. Kibler	30 Hunter Lane Camp Hill, PA 17011

Executive V.P.	Frank Bergonzi	30 Hunter Lane Camp Hill, PA 17011

Senior V.P. and Treasurer	Joseph Speaker	30 Hunter Lane Camp Hill, PA 17011

Senior V.P. and Asst. Treasurer	Elliot Gerson	30 Hunter Lane Camp Hill, PA 17011

Vice President	Jamesh Krahulee	30 Hunter Lane Camp Hill, PA 17011

Vice President and Secretary	I. Lawrence Gelman	30 Hunter Lane Camp Hill, PA 17011

DIRECTORS

Frank Bergonzi	30 Hunter Lane Camp Hill, PA 17011

Elliot Gerson	30 Hunter Lane Camp Hill, PA 17011

James Krahulee	30 Hunter Lane Camp Hill, PA 17011

I, Kim Wyman, Secretary of State of the State of Washington and custodian of its seal, hereby certify the foregoing is a true and accurate copy of the record on file in this office.

Nov 27 2018

Given under my hand and the Seal of the State of Washington in Olympia, the State Capital.
[SEAL]
Total Pages: 4	/s/ Kim Wyman

STATE of WASHINGTON	SECRETARY of STATE

Corporation Name:

5277 ASSOCIATES, INC.
% BOGLE & CO
601 UNION ST # 4700
SEATTLE WA 98101-2346

U.B.I. Number:
601 842 139

CANCELLED

REINSTATED JUN 13 2000

CERTIFICATE OF
ADMINISTRATIVE DISSOLUTION

In accordance with RCW 23B.14.210, the above corporation is hereby administratively dissolved as of March 20, 2000.

This action was taken due to the failure of the corporation to file an annual list of officers/license renewal within the time set forth by law.

A copy of this certificate is on file in this office:

Corporations Division
Office of the Secretary of State
505 E. Union Avenue PM-21
Olympia, Washington 98504-0419
(360) 753-7115

2572 6639

Given under my hand and the seal of the State of Washington at Olympia, the State Capital.

/s/ Ralph Munro
Ralph Munro, Secretary of State

I, Kim Wyman, Secretary of State of the State of Washington and custodian of its seal, hereby certify the foregoing is a true and accurate copy of the record on file in this office.

Nov 27 2018

Given under my hand and the Seal of the State of Washington in Olympia, the State Capital.
[SEAL]
Total Pages: 1	/s/ Kim Wyman

STATE of WASHINGTON

SECRETARY of STATE

I, RALPH MUNRO, Secretary of State of the State of Washington and custodian of its seal, hereby issue this

CERTIFICATE OF REINSTATEMENT

to

5277 ASSOCIATES, INC.

a Washington Profit corporation.

An Application for Reinstatement was approved and filed for record in this office as of the date indicated below.

UBI Number: 601 842 139	Date: June 13, 2000

[SEAL]	Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

/s/ Ralph Munro
Ralph Munro, Secretary of State

STATE of WASHINGTON	SECRETARY of STATE

Corporations Division • 505 E. Union Avenue • PO Box 40234 • Olympia, WA 98504-0234 • 360/753-7115 • Fax 360/884-0055

FILED STATE OF WASHINGTON

JUN 13 2000

RALPH MUNRO
SECRETARY OF STATE

APPLICATION FOR REINSTATEMENT

OF A

DOMESTIC (WASHINGTON) CORPORATION

RCW 23B.14.220

Pursuant to RCW 23B.14.220 of the Washington Business Corporation Act, the undersigned corporation applies for reinstatement and states the following:

1)	This form must be submitted along with corporate reinstatement report and Appropriate fees.

2)	The corporate name on the date of administrative dissolution was: 5277 ASSOCIATES, INC.

3)	The date of administrative dissolution was: March 20, 2000

4)	The corporate name listed above meets the requirements of RCW 23B.04.010. If the corporate name no longer meets these requirements, Articles of Amendment are included with the reinstatement application.

5)	The following is an explanation to show that the grounds for administrative dissolution either did not exist or have been eliminated. (Check one or more of the following statements):

☐	The license fees are hereby tendered.

☐	NSF/Account closed fees are hereby tendered.

☒	The annual report (list of officers/directors) have been completed and is hereby submitted for filing.

☐	Their registered agent and/or registered office address in Washington has been designated on the corporate reinstatement report. (If the registered agent is other than the agent at the time of dissolution, the written consent of the new registered agent must appear in the space provided.)

/s/ Richard Varmecky V. P.	6-12-00
Signature of Officer or Chairman of Board of Directors	Date

Type or Print Name and Title	PRI

Val: 06/13/2000 – 134662

$236.50 on 06/13/2000

Check – 06/13/2000 – 10510

REI

SOS: 06/12/2000 - 27627

STATE of WASHINGTON SECRETARY of STATE

SF

CORPORATE REINSTATEMENT REPORT

Corporate Name and Registered Agent / Office Address

CORPORATE ACCOUNT #	2-572663-9
UNIFIED BUSINESS IDENTIFIER	601 842 139
STATE OF INCORPORATION	WA
DATE OF INCORPORATION	12/31/1997

STATEMENT OF FEES

RENEWAL PERIOD	BACK FEES/PENALTIES DUE	REINSTATEMENT FEE
1-1-00 THRU 12-31-00	96.50	100.00
TOTAL AMOUNT NOW DUE TO REINSTATE		$196.50

IF REGISTERED AGENT OR ADDRESS HAS CHANGED, COMPLETE THIS SECTION - These actions have been authorized by the Board of Directors.

New Registered Agent's Name ____________ (Please Type or Print) New Agent's Consent to Appointment ____________ (Signature of newly appointed Agent)

New Registered Office Address ____________ (Street Address) City ________ WA ________ (zip code) Effective Date ________

Please Note: A Post Office Box may only be used in conjunction with a physical street address, and must be located in the same city.

ANNUAL REPORT SECTION - FILL IN COMPLETELY - TYPE OR PRINT IN BLACK INK

Address of principal place of business in WA 601 Union St. #4700, Seattle, WA 98101 (Include Street, City, State & ZIP code)

Telephone Number of Corporation (717) 761-2633

Briefly describe the affairs the corporation is conducting in the state of Washington Retail Sales

List NAMES AND ADDRESS(ES) of corporate officers and directors. (attach additional list, if needed.)

Title	Name	Address	City	State	Zip
President	David R. Jessick	30 Hunter Lane	Camp Hill	PA	17011
V.P.	RICHARD VARMECKY	30 HUNTER LANE	CAMP HILL	PA	17011
Vice-Pres	Vladimir Raicevic	30 Hunter Lane	Camp Hill	PA	17011
Secretary	Robert Sari	30 Hunter Lane	Camp Hill	PA	17011
Treasurer	Glenn Gershenson	30 Hunter Lane	Camp Hill	PA	17011
~~Chair Bd.~~ Directors	Robert B. Sari	30 Hunter Lane	Camp Hill	PA	17011
Directors	David R. Jessick	30 Hunter Lane	Camp Hill	PA	17011
	Elliot S. Gerson	30 Hunter Lane	Camp Hill	PA	17011

x [signature] (Signature) Vladimir Raicevic (Type or Print Name and Title) 6-9-00 Date

Document must be signed by either Chair of the Board of Directors of by an officer listed above. JCV

Make checks payable to the Secretary of State and return to: Corporations Division, Office of the Secretary of State, 505 E Union, 2nd Floor, P.O. Box 40234, Olympia, WA 98504-0234.

SF Date: 05/24/00 2:27 PM

PRI

Val: 06/13/2000 - 134662
Check - 06/13/2000 10510
$236.50 on 06/13/2000

I, Kim Wyman, Secretary of State of the State of Washington and custodian of its seal, hereby certify the foregoing is a true and accurate copy of the record on file in this office.

Nov 27 2018

Given under my hand and the Seal of the State of Washington in Olympia, the State Capital.
[SEAL]
Total Pages: 3	/s/ Kim Wyman